Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Information

Pro forma financial information

The following pro forma information should be read in conjunction with Oaktree’s historical consolidated financial statements and the notes thereto as filed in Oaktree’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on February 22, 2019, and Oaktree’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019, which was filed with the SEC on August 9, 2019.

The following unaudited pro forma condensed consolidated statement of financial condition as of June 30, 2019, has been prepared to give effect to the Restructuring as described in note 1 below, as if it had occurred on June 30, 2019.

The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2019, and for the year ended December 31, 2018, have been prepared to give effect to the Restructuring as if it had occurred on January 1, 2018.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Restructuring been consummated on January 1, 2018.

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

As of June 30, 2019

(in thousands)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Assets
Cash and cash-equivalents	$699,429	$(189,640)		$509,789
U.S. Treasury and other securities	387,585	(209,795)		177,790
Corporate investments	1,154,453	(425,326)		729,127
Due from affiliates	134,147	(83,410)		50,737
Deferred tax assets	229,330	(225,906)		3,424
Operating lease assets	105,767	(66,004)		39,763
Other assets	526,550	(482,102)		44,448
Assets of consolidated funds:
Investments, at fair value	6,939,504	(1,336,755	) (c)	5,602,749
Other assets	502,256	(78,486	) (c)	423,770

Total assets	$10,679,021	$(3,097,424)		$7,581,597

Liabilities and Unitholders’ Capital
Liabilities:
Accrued compensation expense	$283,512	(116,859)		$166,653
Accounts payable, accrued expenses and other liabilities	112,837	(101,999)		10,838
Due to affiliates	188,991	(115,436)		73,555
Debt obligations	746,210	(746,210	) (d)	—
Operating lease liabilities	135,093	(89,387)		45,706
Liabilities of consolidated funds:
Debt obligations and borrowings under credit facilities	5,221,704	(865,593	) (c)	4,356,111
Other liabilities	473,689	(67,868	) (c)	405,821

Total liabilities	7,162,036	(2,103,352)		5,058,684

Non-controlling redeemable interests in consolidated funds	1,093,322	(412,919	) (c)	680,403

Capital:
Capital attributable to OCG preferred unitholders	400,584	—		400,584
Capital attributable to Class A unitholders	1,000,340	(315,597)		684,743
Non-controlling interests in consolidated subsidiaries	1,022,739	(265,556)		757,183

Total unitholders’ capital	2,423,663	(581,153)		1,842,510

Total liabilities and unitholders’ capital	$10,679,021	$(3,097,424)		$7,581,597

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Six Months Ended June 30, 2019

(in thousands, except per unit amounts)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Management fees	$345,037	$(267,254	) (c)	$77,783
Incentive income	234,861	(28,229)		206,632

Total revenues	579,898	(295,483)		284,415

Expenses:
Compensation and benefits	(223,638)	164,679		(58,959)
Equity-based compensation	(36,977)	27,537		(9,440)
Incentive income compensation	(125,422)	21,792		(103,630)

Total compensation and benefits expense	(386,037)	214,008		(172,029)
General and administrative	(97,741)	79,187	(d)	(18,554)
Depreciation and amortization	(13,130)	12,153		(977)
Consolidated fund expenses	(6,454)	(2,588	) (e)	(9,042)

Total expenses	(503,362)	302,760		(200,602)

Other income:
Interest expense	(89,760)	31,549	(g)	(58,211)
Interest and dividend income	176,900	(49,058	) (g)	127,842
Net realized loss on consolidated funds’ investments	(5,372)	2,538	(f)	(2,834)
Net change in unrealized appreciation (depreciation) on consolidated funds’ investments	58,931	(34,901	) (f)	24,030
Investment income	94,985	(58,305)		36,680
Other income, net	58	—		58

Total other income	235,742	(108,177)		127,565

Income before income taxes	312,278	(100,900)		211,378
Income taxes	(6,350)	4,293		(2,057)

Net income	305,928	(96,607)		209,321
Less:
Net income attributable to non-controlling interests in consolidated funds	(86,442)	44,901	(f)	(41,541)
Net income attributable to non-controlling interests in consolidated subsidiaries	(116,130)	27,358		(88,772)

Net income attributable to Oaktree Capital Group, LLC	103,356	(24,348)		79,008
Net income attributable to preferred unitholders	(13,658)	—		(13,658)

Net income attributable to Oaktree Capital Group, LLC Class A unitholders	$89,698	$(24,348)		$65,350

Net income per Class A unit (basic and diluted):
Net income per Class A unit	$1.23			$0.90

Weighted average number of Class A units outstanding	72,994			72,994

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2018

(in thousands, except per unit amounts)

	Oaktree Capital Group, LLC Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Management fees	$712,020	$(550,151	) (c)	$161,869
Incentive income	674,059	(115,978)		558,081

Total revenues	1,386,079	(666,129)		719,950

Expenses:
Compensation and benefits	(407,674)	298,454		(109,220)
Equity-based compensation	(62,989)	49,864		(13,125)
Incentive income compensation	(338,675)	67,673		(271,002)

Total compensation and benefits expense	(809,338)	415,991		(393,347)
General and administrative	(153,483)	121,856	(d)	(31,627)
Depreciation and amortization	(25,862)	23,743		(2,119)
Consolidated fund expenses	(11,888)	(5,024	) (e)	(16,912)

Total expenses	(1,000,571)	556,566		(444,005)

Other income:
Interest expense	(160,111)	58,337	(g)	(101,774)
Interest and dividend income	287,155	(88,367	) (g)	198,788
Net realized loss on consolidated funds’ investments	(23,528)	(4,623	) (f)	(28,151)
Net change in unrealized appreciation (depreciation) on consolidated funds’ investments	(164,592)	63,153	(f)	(101,439)
Investment income	157,110	(130,293)		26,817
Other income, net	7,782	(7,746)		36

Total other income	103,816	(109,539)		(5,723)

Income before income taxes	489,324	(219,102)		270,222
Income taxes	(24,779)	17,357		(7,422)

Net income	464,545	(201,745)		262,800
Less:
Net loss attributable to non-controlling interests in consolidated funds	41,691	(25,398	) (f)	16,293
Net income attributable to non-controlling interests in consolidated subsidiaries	(282,818)	126,898		(155,920)

Net income attributable to Oaktree Capital Group, LLC	223,418	(100,245)		123,173
Net income attributable to preferred unitholders	(12,277)	—		(12,277)

Net income attributable to Oaktree Capital Group, LLC Class A unitholders	$211,141	$(100,245)		$110,896

Net income per Class A unit (basic and diluted):
Net income per Class A unit	$2.99			$1.57

Weighted average number of Class A units outstanding	70,526			70,526

Please see accompanying notes to pro forma condensed consolidated financial statements

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

1. PRO FORMA TRANSACTION

Historical Background

Oaktree Capital Group, LLC (“OCG”, together with its subsidiaries, “Oaktree” or the “Company”) is a leader among global investment managers specializing in alternative investments. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. Funds managed by Oaktree (the “Oaktree funds”) include commingled funds, separate accounts, collateralized loan obligation vehicles (“CLOs”) and publicly-traded business development companies (“BDCs”). Commingled funds include open-end and closed-end limited partnerships in which the Company makes an investment and for which it serves as the general partner. CLOs are structured finance vehicles in which the Company typically makes an investment and for which it serves as collateral manager.

Oaktree Capital Group, LLC is a Delaware limited liability company that was formed on April 13, 2007. Prior to the Merger described below, the Company was owned by its Class A and Class B unitholders and its preferred unitholders. Oaktree Capital Group Holdings GP, LLC acted as the Company’s manager and is the general partner of Oaktree Capital Group Holdings, L.P. (“OCGH”), which owned 100% of the Company’s outstanding Class B units. OCGH is owned by the Company’s senior executives, current and former employees, and certain other investors (collectively, the “OCGH unitholders”). The Company’s operations are conducted through a group of operating entities collectively referred to as the “Oaktree Operating Group.” OCGH has a direct economic interest in the Oaktree Operating Group and the Company has an indirect economic interest in the Oaktree Operating Group. The interests in the Oaktree Operating Group are referred to as the “Oaktree Operating Group units.” An Oaktree Operating Group unit is not a separate legal interest but represents one limited partnership interest in each of the Oaktree Operating Group entities. Class A units are entitled to one vote per unit. Class B units are entitled to ten votes per unit and do not represent an economic interest in the Company. The number of Class B units held by OCGH increases or decreases in response to corresponding changes in OCGH’s economic interest in the Oaktree Operating Group; consequently, the OCGH unitholders’ economic interest in the Oaktree Operating Group is reflected within non-controlling interests in consolidated subsidiaries in the accompanying condensed consolidated financial statements.

Merger

On March 13, 2019, Oaktree, Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (“Brookfield”), Berlin Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”) and wholly-owned subsidiary of Brookfield, Oslo Holdings LLC, a Delaware limited liability company (“SellerCo”) and wholly-owned subsidiary of OCGH, and Oslo Holdings Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Oaktree (“Seller MergerCo”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and conditions set forth in the Merger Agreement, on September 30, 2019, (i) Merger Sub merged with and into Oaktree (the “Merger”), with Oaktree continuing as the surviving entity, and (ii) immediately following the Merger, SellerCo merged with and into Seller MergerCo, with Seller MergerCo continuing as the surviving entity.

Restructuring Transaction

At the closing, Oaktree and certain other entities entered into a Restructuring Agreement (the “Restructuring”) pursuant to which Oaktree’s direct and indirect ownership of general partner and limited partner interests in certain Oaktree Operating Group entities were transferred to newly-formed, indirect subsidiaries of Brookfield as of October 1, 2019. As a result, as of October 1, 2019, while Oaktree’s consolidated financial statements will continue to reflect its indirect economic interest in Oaktree Capital I, L.P. (“Oaktree Capital I”) and Oaktree Capital Management

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

(Cayman), L.P. (“OCM Cayman”), such financial statements will no longer include economic interests in Oaktree Capital II, L.P., Oaktree Investment Holdings, L.P., Oaktree Capital Management, L.P. (“OCM LP”), and Oaktree AIF Investments, L.P.

The Oaktree Operating Group entities reflected in these condensed consolidated pro forma financial statements are Oaktree Capital I, which includes the majority of Oaktree’s investments in its funds, and OCM Cayman, which represents Oaktree’s non-U.S. fee business. The Adjustments to Historical Financial Information primarily reflect the assets, liabilities and financial results of the four other Oaktree Operating Group entities no longer controlled directly by OCG and deconsolidated as a result of the Restructuring: OCM LP, which serves as the investment manager for the majority of Oaktree’s funds; Oaktree Capital II, L.P., which includes Oaktree’s investments in funds and businesses; Oaktree Investment Holdings, L.P., which holds certain corporate investments in other entities; and Oaktree AIF Investments, L.P., which primarily holds interests in certain Oaktree fund investments for regulatory or structuring purposes. The transfer of assets associated with the Restructuring was among entities under the common control of OCGH and, accordingly, the assets and liabilities were removed at book value and did not result in a gain or loss to the Company.

As described in notes 2 and 5 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018, certain funds managed by Oaktree and CLOs for which Oaktree serves as collateral manager are variable interest entities (VIEs). As of June 30, 2019, the Company consolidated 19 VIEs for which it was the primary beneficiary. As a result of the Restructuring, which constitutes a reconsideration event, the Company re-assessed the primary beneficiary determination and concluded that it was no longer the primary beneficiary for 3 funds and CLOs where its direct ownership interests are held by operating group entities no longer controlled directly by OCG. The deconsolidation of these entities, has been reflected in the condensed consolidated pro forma financial statements as if it occurred on June 30, 2019 for the pro forma condensed consolidated statement of financial condition and on January 1, 2018 for the pro forma condensed consolidated statements of operations.

2. BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated statement of financial condition as of June 30, 2019, has been prepared to give effect to the Restructuring described in note 1, which occurred on October 1, 2019, as if it had occurred on June 30, 2019.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2019, and for the year ended December 31, 2018 (each a “Pro Forma Period”), have been prepared to give effect to the Restructuring described in note 1, as if it had occurred on January 1, 2018.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States. Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

This unaudited pro forma financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the applicable Pro Forma Period. In addition, this unaudited pro forma financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF FINANCIAL CONDITION AS OF JUNE 30, 2019

a.	Historical financial information as of June 30, 2019, derived from the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019.

b.

Represents adjustments to the statement of financial position of the Company as of June 30, 2019, to give effect to the Restructuring and related transfer of interests as if it had occurred on June 30, 2019.

c.	Represents balances of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

d.

Oaktree Capital I is jointly and severally liable, along with its co-obligors (as defined in the applicable credit agreements), for debt obligations with an aggregate outstanding principal balance of $750 million at June 30, 2019. Historically, the other co-obligors have made all principal and interest payments associated with the debt. Oaktree Capital I did not have any borrowings outstanding or allocated as of June 30, 2019.

4. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2019

a.	Historical financial information for the six months ended June 30, 2019, derived from the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

b.

Represents adjustments to the statement of operations of the Company for the six months ended June 30, 2019, to give effect to the Restructuring and related transfer of interests as if it had occurred on January 1, 2018.

c.

Net adjustment represents removal of management fees totaling $341.4 million, partially offset by $74.1 million of sub-advisory fees earned by OCM Cayman from the Oaktree Operating Group entities no longer controlled directly by OCG. In the Company’s historical financial statements, the sub-advisory fees were eliminated in consolidation.

d.

The Company intends to enter into an administration agreement with OCM LP to provide administrative services necessary for the operations of OCG, which will include providing office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and other administrative services. A pro forma adjustment to reflect these administrative services has not been included for the six months ended June 30, 2019 as the agreement has not been finalized and the impact to the condensed consolidated financial statements is not material.

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

e.

Net adjustment represents management fees totaling $5.0 million paid by consolidated funds to the Oaktree Operating Group entities no longer controlled directly by OCG, partially offset by the results of certain funds deconsolidated by OCG in connection with the Restructuring. In the Company’s historical financial statements, the management fees were eliminated in consolidation. Refer to note 1 regarding the deconsolidation of funds.

f.	Represents results of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

g.

Interest expense pro forma adjustments include $12.4 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $19.1 million from the associated deconsolidation of funds. Oaktree Capital I is jointly and severally liable, along with its co-obligors (as defined in the applicable credit agreements), for debt obligations with an aggregate outstanding principal balance of $750 million at June 30, 2019. Historically, the other co-obligors have made all principal and interest payments associated with the debt. Oaktree Capital I did not have any borrowings outstanding or allocated as of June 30, 2019.

Interest and dividend income pro forma adjustments include $7.5 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $41.6 million from the associated deconsolidation of funds. Refer to note 1 regarding the deconsolidation of funds.

5. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

a.	Historical financial information for the year ended December 31, 2018, derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

b.

Represents adjustments to the statement of operations of the Company for the year ended December 31, 2018, to give effect to the Restructuring and related transfer of interests as if it had occurred on January 1, 2018.

c.

Net adjustment represents removal of management fees totaling $701.2 million, partially offset by $151.0 million of sub-advisory fees earned by OCM Cayman from the Oaktree Operating Group entities no longer controlled directly by OCG. In the Company’s historical financial statements, the sub-advisory fees were eliminated in consolidation.

d.

The Company intends to enter into an administration agreement with OCM LP to provide administrative services necessary for the operations of OCG, which will include providing office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and other administrative services. A pro forma adjustment to reflect these administrative services has not been included for the year ended December 31, 2018 as the agreement has not been finalized and the impact to the condensed consolidated financial statements is not material.

e.

Net adjustment represents management fees totaling $7.4 million paid by consolidated funds to the Oaktree Operating Group entities no longer controlled directly by OCG, partially offset by the results of certain funds deconsolidated by OCG in connection with the Restructuring. In the Company’s historical financial statements, the management fees were eliminated in consolidation. Refer to note 1 regarding the deconsolidation of funds.

Oaktree Capital Group, LLC

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

($ in thousands, except where noted)

f.	Represents results of certain funds deconsolidated by OCG in connection with the Restructuring. Refer to note 1 regarding the deconsolidation of funds.

g.

Interest expense pro forma adjustments include $24.4 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $33.9 million from the associated deconsolidation of funds. Oaktree Capital I is jointly and severally liable, along with its co-obligors (as defined in the applicable credit agreements), for debt obligations with an aggregate outstanding principal balance of $750 million at December 31, 2018. Historically, the other co-obligors have made all principal and interest payments associated with the debt. Oaktree Capital I did not have any borrowings outstanding or allocated as of December 31, 2018.

Interest and dividend income pro forma adjustments include $12.8 million from the deconsolidation of Oaktree Operating Group entities no longer controlled directly by OCG and $75.6 million from the associated deconsolidation of funds. Refer to note 1 regarding the deconsolidation of funds.